Trade and Other Receivables	12 Months Ended
Dec. 31, 2024
Trade and other receivables [abstract]
Trade and Other Receivables	9. Trade and Other Receivables
The trade and other receivables are composed of receivables which are detailed below:

	As of December 31,
(in thousands of $)	2024	2023	2022
Trade receivables	$817,707	$417,994	$241,228
Tax receivables	40,886	63,605	20,526
Interest receivables	40,214	13,126	12,918
Other receivables	5,664	1,962	1,025
Total trade and other receivables	$904,471	$496,687	$275,697
The carrying amounts of trade and other receivables approximate their respective fair values. On December 31, 2024,
2023 and 2022, we did not have a material provision for expected credit losses.
Please also refer to “Note 25 — Financial Risk Management” for more information on the financial risk management.